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                                                                   Exhibit 10.19

[LOGO] UNITED STATES POSTAL SERVICE   Amendment to Transportation
                                      Services Contract

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
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Part I - Amendment pursuant to
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1a. Contract No.   1b. Amendment No.   1c. Effective Date   1d. Begin Contract Term   1e. End Contract Term

    SNET-01-PR         02                  08/27/2001           08/27/2001                08/26/2006

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1f. For Mail service    City & State                                                     City & State
    in or between        Pacific Area Air stops                                  LAX, ONT, SAN, OAK, SMF, HNL
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Part II -- Contractor
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2a. Name and address of contractor (street, city, state, and zip___)   2b. Social Security Number or Taxpayer ID No.
Evergreen Aviation Ground Logistics Enterprises Inc. (EAGLE)
EVERGREEN EAGLE                                                                         93-0876736
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3850 Three Mile Lane                                                  2c. Telephone (Area code and number)
McMinnville, OR 97128-9496                                                          503 472-9361
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Part III -- Description of amendment

Effective August 27, 2001, the contract is amended as follows:

Change Attachment B, "Required Ground Handler Facility," from "Y" to "N" for the following locations:

Sacramento, CA (SMF), USPS will provide space for THS to operate.

San Diego, CA (SAN), USPS will provide space for THS to operate.

Change Attachment B, San Diego, CA (SAN), "First Mail Available (to Groundhandler)," from 00:01 to 22:00

Change Attachment B, Oakland, CA (OAK), "First Mail Available (to Groundhandler)." from 20:00 to 17:30.

See revised Attachments A, B, D, and E.

Any changes in price to be negotiation.

Except as provided herein, all term and conditions of the contract described in Part I remains unchanged and in full force and effect. The parties hereunder have caused this amendment to be executed effective the date set forth in Part
III.

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Contractor                                                   U.S. Postal Service
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Signature of person authorized to sign and date              Signature of contracting officer and date


/s/ Brian Bauer                                 10/4/01      /s/ Cheryl R. Brazil                             10/12/01
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Signature                                         Date       Signature                                          Date

   BRIAN BAUER                                PRESIDENT
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Name and title of person authorized to sign                  Name and title of contracting officer

                                                                 Cheryl R. Brazil               Purchasing Spec./C.o.
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PS Form 7406, June 1990